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Exhibit 32.1

SECTION 1350 CERTIFICATION OF CHIEF EXECUTIVE OFFICER

        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Quarterly Report on Form 10-Q of Caremark Rx, Inc. (the "Corporation") for the period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Chief Executive Officer of the Corporation, certifies that:

  (1)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ E. MAC CRAWFORD E. Mac Crawford Chief Executive Officer August 14, 2003

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  Exhibit 32.1
SECTION 1350 CERTIFICATION OF CHIEF EXECUTIVE OFFICER